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Exhibit 10.14.1

ALLOS THERAPEUTICS, INC.

2002 BROAD BASED EQUITY INCENTIVE PLAN

STOCK OPTION GRANT NOTICE

        Allos Therapeutics, Inc. (the "Company"), pursuant to its 2002 Broad Based Equity Incentive Plan (the "Plan"), hereby grants to Optionholder an option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:

Date of Grant:

Vesting Commencement Date:

Number of Shares Subject to Option:

Exercise Price (Per Share):

Total Exercise Price:

Expiration Date:

Type of Grant:	Nonstatutory Stock Option
Exercise Schedule:	Same as Vesting Schedule
Vesting Schedule:	1/4th of the shares vest one year after the Vesting Commencement Date.
1/48th of the shares vest monthly thereafter over the next three years.
Payment:	By one or a combination of the following items (described in the Stock Option Agreement):
☐ By cash or check
☐ Pursuant to a Regulation T Program if the Shares are publicly traded
☐ By delivery of already-owned shares if the Shares are publicly traded
☐ By full-recourse promissory note

        Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

Other Agreements:

Allos Therapeutics, Inc.		Optionholder:
By:
	Signature	Signature
Title:		Date:

Date:

        Attachments: Stock Option Agreement, 2002 Broad Based Equity Incentive Plan and Notice of Exercise

Attachment I

Stock Option Agreement

Attachment II

2002 Broad Based Equity Incentive Plan

Attachment III

Notice of Exercise

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ALLOS THERAPEUTICS, INC. 2002 BROAD BASED EQUITY INCENTIVE PLAN STOCK OPTION GRANT NOTICE